Exhibit 32
                                                                   ----------
                             COMMERCE BANCORP, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of Commerce Bancorp, Inc. (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2003 (the "Report") that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: November 13, 2003                              /s/    Vernon W. Hill, II
                                                     ---------------------------
                                                     Vernon W. Hill, II
                                                     Chief Executive Officer

Date: November 13, 2003                              /s/   Douglas J. Pauls
                                                     ---------------------------
                                                     Douglas J. Pauls
                                                     Chief Financial Officer